                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                          BONTANG EXCESS SALES TRUSTEE
                           AND PAYING AGENT AGREEMENT


                 AMENDMENT No. 1 dated as of July 1, 1995 among

                 (i) Continental Bank International, not in its individual capacity but solely as Trustee under the Bontang Excess Sales Trustee and Paying Agent Agreement; and

                 (ii) PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA, VIRGINIA INTERNATIONAL COMPANY, VIRGINIA INDONESIA COMPANY, LASMO SANGA SANGA LIMITED, UNION TEXAS EAST KALIMANTAN LIMITED, OPICOIL HOUSTON, INC., UNIVERSE GAS & OIL COMPANY, INC., TOTAL INDONESIE, UNOCAL INDONESIA COMPANY and INDONESIA PETROLEUM, LTD.

                             W I T N E S S E T H :

                 WHEREAS, the parties hereto are parties to the Bontang Excess Sales Trustee and Paying Agent Agreement originally dated as of November 1, 1986, as amended and restated as of February 9, 1988 (the "Trust Agreement"); and

                 WHEREAS, the parties hereto have determined that the Trust Agreement should be further amended as provided herein.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. Article 1 of the Trust Agreement is hereby amended by adding a new definition of "CPC 1994 Sales Contract" to be inserted immediately following the definition of "CPC" and reading in its entirety as follows:




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                          " "CPC 1994 Sales Contract" means the Memorandum of
Agreement between PERTAMINA and Chinese Petroleum Corporation for Sale and Purchase of LNG during 1998 and 1999, dated as of December 6, 1994, as amended or modified from time to time." "

                 2. Article 1 of the Trust Agreement is hereby amended by adding a new definition of "KGC 1994 Sales Contract" to be inserted immediately following the definition of "Inpex" and reading in its entirety as follows:

                          " "KGC 1994 Sales Contract" means the Memorandum of
Agreement for Purchase and Sale of LNG during 1995-1999, dated September 30, 1994, by and between PERTAMINA and Korea Gas Corporation, as amended or modified from time to time." "

                 3. The definition of "Excess Sales Contracts" in Article 1 of the Trust Agreement is hereby amended so as to read in its entirety as follows:

                          "Excess Sales Contracts" shall mean:

                          (i)     "Agreement for Sale and Purchase of Liquefied
Natural Gas" dated August 29, 1986, between PERTAMINA and Total International Limited, as hereafter amended;

                          (ii)    "Invoice Settlement Agreement for 1973 LNG
Sales Contract" and "Invoice Settlement Agreement for 1981 LNG Sales Contract" both dated as of March 31, 1987, between PERTAMINA and divers Japanese buyers of LNG, as hereafter amended, including any extension or renewal thereof;

                          (iii)   "LNG Sales and Purchase Contract (Yokkaichi
LNG Trade)" dated August 28, 1987, between PERTAMINA and Nusantara Gas Services Company, Inc., as hereafter amended, including any extension or renewal thereof;

                          (iv)    the Korean Quantities Agreement, it being
understood that after December 31, 1999, the Korean Carry-Over Quantities will not be supplied under the 1973 LNG Sales Contract (as defined in the Korean Quantities Agreement) and the 1973 LNG Sales Contract will not be the Designated LNG Sales Contract (as defined in the Korean Quantities Agreement); and

any other contract (other than any Excluded Excess Sales Contracts, the CPC 1994 Sales Contract and the KGC 1994 Sales Contract), for the sale of LNG to be manufactured using existing or future excess capacity at the Bontang





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Plant; provided, that the KGC 1994 Sales Contract will constitute an Excess
Sales Contract solely with respect to cargoes delivered thereunder through and including December 31, 1997."

                 4. Section 2.1 of the Trust Agreement is hereby amended by deleting the word "Pursuant" at the beginning of Section 2.1 and inserting in lieu thereof the phrase "Subject to the last sentence of Section 2.3, pursuant."

                 5. Section 2.2 of the Trust Agreement is hereby amended by (i) deleting the word "All" at the beginning of Section 2.2 and inserting in lieu thereof the phrase "Subject to the last sentence of Section 2.3, all" and
(ii) deleting the word "Immediately" at the beginning of the last sentence of
Section 2.2 and inserting in lieu thereof the phrase "Subject to the last sentence of Section 2.3, immediately."

                 6. Section 2.3 of the Trust Agreement is hereby amended by adding a new sentence at the end thereof providing as follows:

                          "Notwithstanding the foregoing or any other provision
hereof to the contrary, the parties hereto acknowledge and agree that (a) all amounts which become due and payable by the buyer under the KGC 1994 Sales Contract for, or otherwise relating to, cargoes delivered under the KGC 1994 Sales Contract at any time on or after January 1, 1998, (b) all amounts which become due and payable by the buyer under the CPC 1994 Sales Contract and (c) all amounts which become due and payable on or after January 1, 2000 by the buyers under the 1973 LNG Sales Contract (as defined in the Korean Quantities Agreement, (the amounts described in (a), (b) and (c) referred to collectively as the "Bontang V Trust Funds") shall not constitute Bontang Excess Sales
Trust Funds. Any Bontang V Trust Funds received by the Bontang Excess Sales Trustee shall be paid over to the trustee under the Bontang V Trustee and Paying Agent Agreement dated as of July 1, 1995."

                 7. Except as amended hereby, the Trust Agreement remains unchanged and in full force and effect.

                 8. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

                 9. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.





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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective duly authorized signatories as of the date hereof.

                                    The Trustee

                                    CONTINENTAL BANK INTERNATIONAL,
                                      as Trustee aforesaid



                                    By:   /s/ VINCENT CHORNEY
                                       ----------------------------------------
                                          Name:      Vincent Chorney
                                          Title:     Attorney-in-Fact


                                    Producers

                                    PERUSAHAAN PERTAMBANGAN MINYAK
                                    DAN GAS BUMI NEGARA
                                    (PERTAMINA)



                                    By:   /s/ F. ABDA'OE
                                       ----------------------------------------
                                          Name:      F. Abda'oe
                                          Title:     President Director



                                    VIRGINIA INDONESIA COMPANY



                                    By:   /s/ TERRY N. QUINN
                                       ----------------------------------------
                                          Name:      Terry N. Quinn
                                          Title:     Vice President and C.F.O.

                                 VIRGINIA INTERNATIONAL COMPANY



                                 By:    /s/ RICHARD L. SMERNOFF
                                    --------------------------------------------
                                        Name:      Richard L. Smernoff
                                        Title:     Attornery-in-fact
                                                   Virginia International
                                                   Company


                                 LASMO SANGA SANGA LIMITED



                                 By:    /s/ RICHARD L. SMERNOFF
                                    --------------------------------------------
                                        Name:      Richard L. Smernoff
                                        Title:     Finance Director, LASMO plc



                                 UNION TEXAS EAST KALIMANTAN LIMITED



                                 By:    /s/ R. A. CUNNINGHAM
                                    --------------------------------------------
                                        Name:      R. A. Cunningham
                                        Title:     Assistant Secretary



                                 OPICOIL HOUSTON, INC.



                                 By:    /s/ ROY, C. H. CHIU
                                    --------------------------------------------
                                        Name:      Roy, C. H. Chiu
                                        Title:     President, Opicoil Houston,
                                                   Inc.



                                 UNIVERSE GAS & OIL COMPANY, INC.



                                 By:    /s/ TOSHIO NORIMATSU
                                    --------------------------------------------
                                        Name:      Toshio Norimatsu
                                        Title:     General Manager





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
                                 TOTAL INDONESIE



                                 By:    /s/ B. VITRY
                                    --------------------------------------------
                                        Name:      B. Vitry
                                        Title:     President & General Manager


                                 UNOCAL INDONESIA COMPANY



                                 By:    /s/ DONALD A. MACKAY
                                    --------------------------------------------
                                        Name:      Donald A. MacKay
                                        Title:     Assistant Treasurer



                                 INDONESIA PETROLEUM, LTD.



                                 By:    /s/ KAZUO YOSHIKAWA
                                    --------------------------------------------
                                        Name:      Kazuo Yoshikawa
                                        Title:     Executive Senior Managing
                                                   Director





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